SUPPLEMENT TO THE PROSPECTUSES
OF
WELLS FARGO ALTERNATIVE FUNDS
WELLS FARGO FACTOR BASED FUNDS
WELLS FARGO FIXED INCOME FUNDS
WELLS FARGO INTERNATIONAL AND GLOBAL EQUITY FUNDS
WELLS FARGO MULTI-ASSET FUNDS
WELLS FARGO MUNICIPAL FIXED INCOME FUNDS
WELLS FARGO SPECIALTY FUNDS
WELLS FARGO TARGET DATE RETIREMENT FUNDS
WELLS FARGO U.S. EQUITY FUNDS
(Each a “Fund”, together the “Funds”)

At a meeting held February 19-20, 2020, the Board of Trustees of the Funds approved the following change, effective May 1, 2020.

In the section titled “Account Information - Frequent Purchase and Redemption of Fund Shares” the last sentence of the first paragraph is replaced with the following:

If a shareholder redeems $20,000 or more (including redemptions that are part of an exchange transaction) from a Covered Fund, that shareholder is “blocked” from purchasing shares of that Covered Fund (including purchases that are part of an exchange transaction) for 30 calendar days after the redemption.

Additionally, in the section that lists exceptions to the policy, the final bullet is replaced with the following:

■	Purchases below $20,000 (including purchases that are part of an exchange transaction).

February 21, 2020	EGR020/P901SP